UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013

World Energy Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34289	04-3474959
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

100 Front Street Worcester, Massachusetts	01608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 459-8100

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) After 9 years of service as a Director of the Company, Mr. Patrick Bischoff did not stand for reelection for a new three year term and retired from Board effective upon the expiration of his term, as of June 11, 2013.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a), (b) The Annual Meeting of Stockholders of the Company held June 11, 2013 was called (a) To elect two Class I directors to our Board of Directors to hold office until the 2016 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified; (b) To approve, on an advisory basis, the compensation paid to our named executive officers in 2012; (c) To consider and vote, on an advisory basis, on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our named executive officers; and (d) To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

The following table lists the Class I directors elected at the annual meeting and the number of votes cast for, the number of votes withheld, and the number of non votes. No other persons were nominated and no other persons received any votes.

	Number of Votes
Director Elected At Annual Meeting	For	Withheld	Non Votes
Thad Wolfe	6,349,434	1,068,702	2,402,189
Ralph Sheridan	7,380,374	37,762	2,402,189

The term of office of each of the following directors continued through and after the meeting: Philip Adams, Edward Libbey, John Wellard and Thad Wolfe.

The following table sets forth the number of votes cast for and against, and the number of abstentions and non votes, with respect to the advisory vote on 2012 named executive officers compensation.

	Number of Votes
	For	Against	Abstain	Non Votes
Approval, on an advisory basis, of the compensation paid to our named executive officers in 2012	8,730,893	20,472	240,310	0

The following table sets forth the number of votes cast for “three years”, “two years”, “one year”, and the number of abstentions and non votes, with respect to how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our named executive officers.

	Number of Votes
	Three Years	Two Years	One Year	Abstain	Non Votes
Consideration and approval, on an advisory basis, of the frequency of compensation	967,385	55,432	6,019,806	375,513	2,402,189

The following table sets forth the number of votes cast for and against, and the number of abstentions and non votes, with respect to ratification of the selection of Marcum LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

	Number of Votes
	For	Against	Abstain	Non Votes
Approval to ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.	8,730,638	886,943	202,744	0

(d) At its Board of Directors meeting held on June 11, 2013 after the annual meeting of Shareholders, the Board of Directors of the Company has determined to include a shareholder vote on the compensation of named executive officers in its proxy materials on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ENERGY SOLUTIONS, INC.

Date: June 14, 2013	By:	/s/ Philip Adams
Philip Adams
Chief Executive Officer